Exhibit 10.5

Short-term Loan Agreement

Name of Lender

SHORT-TERM LOAN AGREEMENT

THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED, OR ANY STATE SECURITIES LAWS, LOANS MADE BY INVESTORS MAY NOT BE TRANSFERRED UNLESS SO REGISTERED OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. ADDITIONAL RESTRICTIONS ON TRANSFER OF THE DEBT IS SET FORTH IN THIS SHORT-TERM LOAN AGREEMENT AND IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM PURSUANT TO WHICH THE FUNDS WILL BE ISSUED.

SHORT-TERM LOAN AGREEMENT

SHORT-TERM LOAN AGREEMENT dated January 16, 2008 (this “Agreement”) between Home School, Inc., a Delaware corporation (the “Company”), and the Lender whose name appears on the signature page hereof (the “Lender”).

BACKGROUND

Lender desires to lend, and the Company desires to borrow, funds upon the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.	LOAN FUNDS.

(a) Lender hereby lends to the borrower the amount of funds (the “Funds”) set forth on the signature page hereof. The minimum loan is $100,000 (one hundred thousand dollars), however, the Company may, in its discretion, accept smaller loans.

(b) The Company shall give notice to Lender of the acceptance or rejection of Lender’s loan, in whole or in part. In the event Lender’s loan or any portion thereof is accepted, the Company shall deliver an executed counterpart of this Agreement indicating the amount of Funds accepted and the date of such acceptance by the Company. In the event Lender’s loan is rejected in full, the Company shall promptly return this Agreement to the Lender marked “CANCELLED”, and all funds, if any, previously paid by Lender shall promptly be returned to Lender.

2.	TERMS

(a) The term of the loan is six months.

CONFIDENTIAL	Loan Agreement

(b)	No prepayment penalty of any kind shall adhere to the Company for early repayment of the loan in whole or in part.

(c)	The interest rate shall be 5% paid monthly for an APR of 60%.

(d)	At Lender’s option, interest may be paid monthly or accrued to the maturity date or early repayment date, whichever comes first.

(e)	At Lender’s option, funds may be converted to equity in lieu of cash repayment at the rate of $6 per share.

3.	REPRESENTATIONS AND WARRANTIES AS TO SUITABILITY STANDARDS.

Lender hereby represents and warrants that:

(a) Lender has such knowledge and experience in financial and business matters that Lender is capable of evaluating the merits and risks of the prospective investment in the Company;

(b) Lender is making the loan for Lender’s own account, not on behalf of other persons, and for investment and not with a view to sell or distribute;

(c) Lender can bear the economic risk of losing Lender’s entire investment;

(d) Lender’s overall commitment to investments which are not readily marketable is not disproportionate to Lender’s net worth. Lender’s investment in the Loan will not cause such overall commitment to become excessive, and the investment is suitable for Lender when viewed in the light of Lender’s financial situation and needs;

(e) Lender has adequate means of providing for Lender’s current needs and personal contingencies;

(f) Lender has evaluated all the risks of investment in the Company;

(g) Lender has experience in making investment decisions of this type;

(h) Lender understands the business in which the Company is to be engaged;

(i) Lender otherwise meets any special suitability standards applicable to Lender’s state of residence;

(j) Lender (or Lender’s authorized representative) is a citizen of the United States, at least eighteen (18) years of age and a bona fide resident and domiciliary (not a temporary or transient resident) of the state indicated on the signature page hereof and Lender has no present intention of becoming a resident of any other state or jurisdiction; and

(k) Lender is an “accredited investor” as such term is defined under the Securities Act of 1933, as amended, by virtue of the fact that it or he is:

Place a check mark next to and initial the appropriate category or categories:

	1.	an insurance company as defined in Section 2(13) of the Securities Act of 1933, as amended;

	2.	a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Funds, with total assets in excess of U.S. $5,000,000;

	3.	a natural person whose net worth (either individually or jointly with spouse) exceeds U.S. $1,000,000 at the time of this subscription;

X	4.	a natural person who had an annual individual income (not joint with spouse) in excess of U.S. $200,000 in each of 2003 and 2004 and reasonably expects such an individual income in excess of U.S. $200,000 in 2005.

X	5.	a natural person who had an annual joint income with spouse in excess of U.S. $300,000 in each of 2004 and 2005 and reasonably expects such an individual income in excess of U.S. $300,000 in 2006.

	6.	a trust, with total assets in excess of U.S. $5,000,000, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act of 1933, as amended;

	7.	an entity in which all of the equity owners are accredited investors in one or more of the above categories (if this category is checked, attach a list of all equity owners and indicate which of the above categories each equity owner meets);

	8.	an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), a “plan” (within the meaning of Section 4975(e) of the Internal Revenue Code of 1986, as amended) or any person whose assets are deemed to be “plan assets” (within the meaning of 29 C.F.R. 1990S) with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors.

4.	TRANSFER RESTRICTIONS.

Lender represents that he understands that the sale or transfer of the Funds are restricted and that:

(i) The Funds have not been registered under the Securities Act of 1933, as amended, or the laws of any other jurisdiction. The Funds cannot be sold or transferred by Lender unless they are subsequently registered under applicable law or an exemption from registration is available. The Company is not required to register the Funds or to make any exemption from registration available.

(ii) There will be no immediate public market for the Loan and Lender may not be able to sell the Funds. Accordingly, the Lender must bear the economic risk of Lender’s investment for an indefinite period of time.

(iii) Lender agrees that he will not sell or offer to sell or transfer the Loan or any part thereof or interest therein without registration under the Securities Act of 1933, as amended, and applicable state securities laws or unless an exemption from such registration is available.

5.	LENDER’S REPRESENTATIONS AND WARRANTIES.

Lender represents and warrants that:

(a) Lender has received, has carefully read and understands the Company’s Confidential Private Placement Memorandum;

(b) Lender has been furnished with all additional documents and information which Lender has requested;

(c) Lender has had the opportunity to ask questions of and received answers from the Company concerning the Company and the Funds and to obtain any additional information necessary to verify the accuracy of the information furnished;

(d) Lender has relied only on the foregoing information and documents in determining to make this subscription;

(e) The Memorandum and other information furnished by the Company do not constitute investment, accounting, legal or tax advice and Lender is relying on professional advisers for such advice;

(f) All documents, records and books pertaining to the Lender’s investment have been made available for inspection by the Lender and by the Lender’s attorney, and/or Lender’s accountant, and/or Company’s Lender representative, and the books and records of the Company will be available, upon reasonable notice, from Lender during reasonable business hours at the Company’s principal place of business;

(g) Lender recognizes that an investment in the Loan involves substantial risks, including, but not limited to, those set forth under “Risk Factors” in the Memorandum; and

(h) Lender understands, acknowledges and agrees that the Company is relying upon the representations and warranties made herein in determining to borrow the Funds.

6	SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY.

(a) Except for the limited rights provided to residents of certain States under applicable state laws, this Agreement is not, and shall not be, revocable by Lender.

(b) The Company, in its sole discretion, has the right to accept or reject this loan, in whole or part, for any reason.

7.	MISCELLANEOUS.

(a) This Agreement and the rights and obligations of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware without reference to its conflict of law rules.

(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but the several counterparts together shall constitute but one and the same instrument.

(c) Insofar as possible, each provision of this Agreement shall be interpreted so as to render it valid and enforceable under applicable law and severable from the remainder of this Agreement. A finding that any such provision is invalid or unenforceable in any jurisdiction shall not affect the validity or enforceability of any other provision or the validity or enforceability of such provision under the law of any other jurisdiction.

(d) Each of the parties agrees to execute all such further instruments and documents and to take all such further action as the other party may reasonably require in order to effectuate the terms and purposes of this Agreement.

(e) For purposes of this Agreement, singular terms include the plural and vice versa and any pronoun of one gender includes the other gender or the neuter.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written

LENDER	HOME SCHOOL, INC.

By:
Signature

	Its:	Chairman & CEO
Printed Name

Loan: $ 300,000.00	Accepted as to $ 300,000.00

Residence:

631 Austin	01/16/08
Street Name and Number	Date

Park Ridge, IL
City/State/Zip Code

847-823-1488
Telephone Number

Social Security/Taxpayer Identification Number

01/16/08
Date

Signature page to Loan Agreement